Exhibit 99.2

AVALANCHE TREASURY COMPANY NASDAQ: AVAT avat.com Second Quarter Financial Results August 26, 2026

Financial information is unaudited and subject to change. Successfully Completed Business Combination Challenging Digital Asset Environment Capital & Mindshare Concentrated in AI Adoption Continues to Accelerate Completed our business combination in June 2026 and began trading on Nasdaq as “AVAT” Crypto assets and digital asset public companies have faced significant price pressure amid macroeconomic and geopolitical uncertainty AI and data center infrastructure have absorbed a significant share of growth capital and investor attention Stablecoins, tokenized equities, real-world assets and 24/7 markets continue to advance despite the challenging price environment Positioned for the Opportunity Ahead

Q2 Highlights: $(44.7)M Net Loss Q2 2026 Staking Revenue, Net AVAX Held @ 6/30 Total Digital Assets NAV @ 6/30 Business combination with MLAC closed June 11 , 2026 th Takeaway: The loss reflects the AVAX market and one-time costs of going public – not the underlying cost of running the business. Core G&A was $3.5M, staking revenue is recurring, and the treasury strategy is fully operational as a public company Q1 2026: $(26.8)M Q1 2026: $2.1M Q1 2026: 15.1M $1.5M 15.3M $105.4M $85M Financial information is unaudited and subject to change. Q2 2026 Financial Update

Why Avalanche?

AVAT

As institutions move onchain, we believe Avalanche is uniquely positioned to provide the infrastructure for the next generation of global markets.

1 Built for Institutions

Customizable Layer 1s designed around the needs of businesses and institutions

Control · Customization · Connectivity

KB Kookmin Card → Dedicated Avalanche L1 + stablecoin payment system

2 Built for Tokenization

Infrastructure designed for an increasingly 24/7, onchain financial system

Fast Finality · Scalability · Efficient Settlement

Stablecoins · Equities · Private Credit · Money Markets

3 Built for Global Scale

A global ecosystem spanning institutional and consumer adoption

U.S. · Korea · Japan · Hong Kong

FIFA → Purpose-built blockchain powered by Avalanche

Financial information is unaudited and subject to change.

Adoption Continues to Accelerate Financial information is unaudited and subject to change. Global Consumer Adoption $2B+ Tokenized Securities Institutional Payments Q2 C-Chain Transactions FIFA operates its purpose-built blockchain utilizing Avalanche technology Japan’s leading security token platform announced its migration to Avalanche KB Kookmin Card is building a stablecoin payment system and dedicated Avalanche L1 Record quarter and 7 consecutive quarter of transaction growth th Institutional, consumer, and network momentum continued through the quarter: Network Activity: 235.6M Q2 Transactions $84.4B stablecoin transfer volume Rain enables stablecoin-powered card spending across 150M+ Visa-accepting merchants

Disclaimers All statements, other than statements of present or historical fact included in this presentation, including, without limitation, regarding the acceleration of consumer and institutional adoption of the Avalanche network, increased tokenization of financial systems, the adaptability of Avalanche Layer 1 protocols to the needs of businesses and institutions, the growth of network activity and transaction value on the Avalanche network, the use of Avalanche for purpose built blockchain applications and AVAT’s ability to execute its business plan and realize the anticipated results and success of AVAT’s strategic approach are forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside AVAT’s control and are difficult to predict. Additional information about factors that could materially affect AVAT is set forth under the “Risk Factors” section in (i) AVAT’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 10, 2026 and (ii) AVAT’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August 19, 2026, and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, AVAT disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.